UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 28, 2024

Acadia Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 28, 2024, Acadia Realty Trust (the “Company”) and Acadia Realty Limited Partnership, the operating partnership of the Company (the “Operating Partnership”), entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”) with BofA Securities, Inc., Barclays Capital Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents and forward sellers (the “Sales Agents”), and Bank of America, N.A., Barclays Bank PLC, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, or one of their respective affiliates, as forward purchasers (the “Forward Purchasers”), to sell, from time to time, common shares of beneficial interest of the Company, par value $0.001 per share, having an aggregate sale price of up to $400,000,000 (the “Shares”) through an at-the-market equity offering program. The Shares will be issued under the Company’s shelf registration statement on Form S-3 ASR (File No. 333-275356), as supplemented by a prospectus supplement dated October 28, 2024 and filed with the Securities and Exchange Commission on October 28, 2024.

Sales of Shares, if any, made through the Sales Agents, acting as sales agents, or through the Forward Sellers, acting as agents for the applicable Forward Purchasers, or through a Sales Agent, acting as principal, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange (the “NYSE”) or other national securities exchange, or otherwise, at market prices prevailing at the time of sale, at prices related to prevailing market prices or negotiated transactions, which may include block transactions, or as otherwise agreed with the applicable Sales Agent or Forward Seller.

Additionally, the Company may enter into one or more forward sale agreements with one or more of the Forward Purchasers. In connection with any forward sale agreement, the relevant Forward Seller will, at the Company’s request, use commercially reasonable efforts, consistent with its normal trading and sales practices for similar transactions and applicable laws and regulations, to borrow from third parties and sell a number of common shares equal to the number of Shares underlying the particular forward sale agreement.

The Sales Agreement provides that each Sales Agent will be entitled to compensation of up to 2.0% of the gross sales price of the Shares sold through such Sales Agent. The Sales Agreement also provides that a forward seller will be entitled to commissions at a mutually agreed rate that will not exceed 2.0% of the gross sales price of all borrowed common shares sold during the applicable forward hedge selling period by the applicable forward seller, which commissions will be in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser. The Company may also sell Shares to a Sales Agent as principal for its own account, at a price and discount to be agreed upon at the time of sale pursuant to a separate terms agreement.

The Company has no obligation to sell any of the Shares under the Sales Agreement and may at any time suspend solicitation and offers under the Sales Agreement.

The Company will contribute the net proceeds from the offering to the Operating Partnership, which intends to use such net proceeds for general corporate purposes, which may include funding future acquisitions, the repayment of outstanding indebtedness, working capital and other general corporate purposes. Such decisions will depend upon various factors, including market conditions and strategic considerations. Pending such usage, the Operating Partnership expects to invest the net proceeds in short-term instruments.

Although the Company expects to physically settle any forward sale agreement into which it enters (by the delivery of Shares) and receive proceeds from the sale of such Shares upon one or more forward settlement dates no later than a date that is up to two years from entry into the applicable forward sale agreement, the Company may also elect to cash settle or net share settle all or a portion of its obligations under any forward sale agreement. If the Company elects to cash settle any forward sale agreement, it may not receive any proceeds, and may owe cash to the relevant Forward Purchaser in certain circumstances. If the Company elects to net share settle any forward sale agreement, it will not receive any proceeds and may owe Shares to the relevant Forward Purchaser in certain circumstances. Any forward sale agreement is subject to early termination or settlement under certain circumstances.

Some or all of the Sale Agents, Forward Purchasers and/or their respective affiliates have engaged in, and/or may in the future engage in, investment banking, commercial banking, financial advisory and/or other commercial dealings in the ordinary course of business with the Company and/or the Company’s subsidiaries, for which they have received and/or in the future may receive fees and commissions for these transactions or services.

The foregoing description of the Sales Agreement is a summary and is qualified in its entirety by reference to the Sales Agreement (including as an exhibit thereto the form of forward sale agreement), which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the filing of the prospectus supplement, the Company’s counsel, Venable LLP delivered its legality opinion with respect to the Shares to be issued pursuant to the Sales Agreement. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Sales Agreement, dated as of October 28, 2024, among Acadia Realty Trust, Acadia Realty Limited Partnership and BofA Securities, Inc., Barclays Capital Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as sales agents and forward sellers, and Bank of America, N.A., Barclays Bank PLC, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, or one of their respective affiliates, as forward purchasers

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated: October 28, 2024
	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Executive Vice President and Chief Financial Officer